Abacus FCF Advisors	ABACUS FLEXIBLE BOND LEADERS ETF (ABXB)
Summary Prospectus | November 28, 2025, as amended May 15, 2026 | Cboe BZX Exchange, Inc.

Before you invest, you may want to review the Abacus Flexible Bond Leaders ETF (the "Fund") Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. The current Prospectus and SAI dated November 28, 2025, as amended May 15, 2026, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, recent reports to shareholders, and other information about the Fund online at www.abacusfcf.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Abacus Flexible Bond Leaders ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Abacus Flexible Bond Leaders Index (the “Underlying Index”).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1,2]	0.59%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses	0.82%
Fee Waiver[3]	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver	0.62%

1.The management fee is structured as a “unified fee,” pursuant to which the Fund’s investment adviser pays all expenses of the Fund, except for the management fee, payments under the Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).
2.“Management Fee” has been restated to reflect current fees.
3.Abacus FCF Advisors LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive a portion of the Fund’s management fee equal to 0.20% of the Fund’s average daily net assets through at least November 28, 2026, which will have the effect of reducing the Fund’s expenses (the “Fee Waiver Agreement”). While the Adviser or the Fund may discontinue the Fee Waiver Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% per year and that operating expenses remain the same and that the Fee Waiver Agreement remains in place for the contractual period. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$63	$242	$435	$995
Portfolio Turnover
The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended July 31, 2025, the Fund’s portfolio turnover rate was 459% of the average value of its portfolio.
Principal Investment Strategies
To pursue its investment objective, the Fund invests, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and/or other instruments that provide exposure to, or have economic characteristics similar to, bonds. The Underlying Index is sponsored and maintained by Abacus FCF Indexes LLC (the “Index Provider”), an affiliate of Abacus FCF Advisors LLC, the Fund's investment adviser (the “Adviser”). The Underlying Index is designed to track the performance of a rules-based, quantitative strategy that seeks to provide current income and capital preservation by flexibly allocating across a diversified mix of fixed income categories consistent with an intermediate core-plus fixed income character (“Bond Categories,” and each, a “Bond Category”), which are derived from a universe of core investment-grade bonds (i.e., those that are rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization) ("Core Bonds") and higher yielding (including below investment grade) "plus" bonds ("Plus Bonds") as shown below.

Bond Categories
Core Bonds:	Plus Bonds:
1.Government bonds; 2.Investment-grade corporate bonds; 3.Investment-grade securitized debt; and 4.Investment-grade inflation-protected securities.	1.High-yield corporate bonds; 2.International, including emerging market bonds; and 3.Specialized bonds, including floating rate notes and loans.
To seek to maintain its core-plus character, the Underlying Index currently allocates approximately 70% of its value to Core Bonds (the “Core Bond Cap”), and approximately 30% of its value to Plus Bonds (the “Plus Bond Cap,” and together with the Core Bond Cap, the “Caps,” and each, a “Cap”).
The Underlying Index utilizes a proprietary quantitative model (the “Model”) that systematically identifies elevated volatility in the equity market to identify whether the market is in a high-volatility or low-volatility regime. During high-volatility regimes, the Model prioritizes short-term price momentum signals, targeting Bond Categories that exhibit stronger near-term price trends, whereas during low-volatility regimes, the Model prioritizes long-term price momentum signals, targeting Bond Categories that exhibit stronger long-term price trends. Once the volatility regime has been identified, the Model scores all Bond Categories based on those exhibiting the highest positive short- or long-term price momentum trends (based on the identified volatility regime) (the "Momentum Score") and selects only those Bond Categories exhibiting positive price momentum for inclusion in the Underlying Index (the “Trend Leaders”). Each of the Bond Categories selected will receive equal weight within their respective Caps. If there are no Core Bonds and/or Plus Bonds exhibiting positive price momentum at a particular reconstitution, the Underlying Index will allocate all value under the applicable Cap to the Core Bond and/or Plus Bond that receives the highest Momentum Score.
Under normal market conditions, the Underlying Index obtains exposure to Trend Leaders by selecting exchange-traded funds that provide exposure to the Bond Categories (“Underlying ETFs,” and each, an “Underlying ETF”). Once the Trend Leaders are identified, the Underlying Index selects one Underlying ETF to represent each selected

Bond Category. Because Trend Leaders are selected based on price momentum trends of the Bond Categories, the Underlying Index may not always allocate across all of the Bond Categories.
The Underlying Index reconstitutes monthly, dynamically adjusting the weighting of short-term and long-term price momentum signals based on market volatility. The Core Bond Cap and the Plus Bond Cap may be adjusted by the Underlying Index's index committee at any monthly reconstitution. As of the date of this Prospectus, the Core Bond Cap may be adjusted within a range of 60%-80% and the Plus Bond Cap within a range of 20%-40%. The Fund is generally rebalanced and reconstituted in accordance with the Underlying Index.
In seeking to track the performance, before fees and expenses, of the Underlying Index, the Adviser uses a stratified sampling approach, meaning it may not select the exact Bond Categories or Underlying ETFs included in the Underlying Index at each reconstitution. The Adviser’s goal in utilizing this approach is to manage turnover and trading costs, particularly where relative Momentum Scores are tightly clustered and strict mechanical reconstitution from one month to the next would generate uneconomic trading costs for the Fund, while also seeking to minimize tracking error relative to the Underlying Index. In implementing the stratified sampling approach, the Adviser seeks to ensure that the Fund’s exposures to important risk factors, including interest rate, credit and geographical risks, are generally aligned with the Underlying Index.
The Fund can use derivative instruments, including exchange-traded futures contracts, to gain exposure to component securities of the Underlying Index, such as when derivatives present a more cost-effective alternative to investing directly in the component securities of the Underlying Index.
The Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective.
The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.
Underlying ETFs Risk. In seeking to track the Underlying Index, the Fund invests substantially all of its assets in Underlying ETFs. Accordingly, the Fund’s investment performance is directly related to the performance of the Underlying ETFs. The Fund’s net asset value (or “NAV”) will change with changes in the value of the Underlying ETFs based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying ETFs. As the Underlying ETFs, or the Fund’s allocations among the Underlying ETFs, change from time to time, or to the extent that the total annual fund operating expenses of any Underlying ETF changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Interest Rate Risk. During periods of rising interest rates, the market value of the Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of an Underlying ETF’s securities will tend to be higher. An Underlying ETF’s (and therefore the Fund’s) yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for an Underlying ETF. During periods when inflation rates are high or rising, or during periods of low interest rates, an Underlying ETF (and therefore the Fund) may be subject to a greater risk of rising interest rates. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. Adjustable-rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors).
Credit (or Default) Risk. The inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of an Underlying ETF’s (and therefore the Fund’s)

investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of an Underlying ETF’s investment in that issuer.
Debt Extension Risk. When interest rates rise, an issuer will exercise its right to pay principal on certain debt securities held by an Underlying Fund later than expected. This will cause the value of the security, and the Underlying ETF’s (and therefore the Fund’s) NAV, to decrease, and the Underlying ETF may lose opportunities to invest in higher yielding securities.
Prepayment (or Call) Risk. An issuer could exercise its right to pay principal on callable debt securities held by an Underlying ETF earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, an Underlying ETF (and therefore the Fund) will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. An Underlying ETF may also lose any premium it paid to purchase the securities, which will impact the value of the Fund’s investments.
U.S. Government Securities Risk is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in an Underlying ETF experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an Underlying ETF (and therefore the Fund). Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and an Underlying ETF may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, an Underlying ETF may be forced to sell these securities at significantly reduced prices, resulting in losses to the Fund. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
Loan Risk. In addition to the risks typically associated with high-yield fixed income securities, loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. In addition, because loans settle on a delayed basis, proceeds from the sale of loans may not be available to meet an Underlying ETF's obligations for a substantial period of time after the sale of the loan, which may result in losses to the Fund.
Sovereign Debt Risk. An Underlying ETF may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to: differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, an Underlying ETF’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns. Non-U.S. issuers also may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers.
Emerging Markets Risk. Investments in emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations than investments in more developed markets. Companies in emerging markets may be subject to less stringent regulatory, accounting, auditing, and financial reporting and recordkeeping standards than companies in more developed countries, which could impede an Underlying ETF's ability to evaluate such companies or impact the Fund's performance. Securities laws and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited or otherwise impaired. In addition, investments in emerging markets may experience lower trading volume, greater price fluctuations, delayed settlement, unexpected market closures and lack of timely information, and may be subject to additional transaction costs.
Inflation-Protected Securities Risk. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
High Yield (Junk Bond) Securities Risk. High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies, including smaller and medium capitalization companies, without long track records of sales and earnings, or with questionable credit strength. These companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying floating rate loans. These fixed-income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the shares of an Underlying ETF and the income it earns.
Valuation Risk. The sale price an Underlying ETF could receive for a portfolio security may differ from the Underlying ETF’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in an Underlying ETF’s portfolio (which impact the value of the Fund’s portfolio) may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If an Underlying ETF invests in illiquid securities or its portfolio securities otherwise become illiquid, it may reduce the returns of the Underlying ETF because the Underlying ETF may be unable to sell the illiquid securities at an advantageous time or price. In the event that a Underlying ETF voluntarily or involuntarily liquidates its portfolio assets during periods of infrequent trading of its securities, the Underlying ETF may not receive full value for those assets, which will reduce the value of the Underlying ETF’s shares, and in turn, the value of the Fund’s investment in such shares.
Index-Based Strategy Risk. The Fund is managed as an index-based fund that seeks to track the performance of the Underlying Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold the component securities of the Underlying Index regardless of the current or projected performance of a specific security or the relevant market as a whole. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s returns to be lower than if the Fund employed an active strategy. The Fund will seek to track the Underlying Index in all market conditions, including during adverse market conditions when other funds may seek to take temporary defensive measures (such as investing significantly in cash or cash equivalents). Accordingly, unless the Underlying Index allocates significant portions of its assets to cash and/or cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds. Further, the Underlying Index methodology is designed to provide exposure to a limited number of securities, which results in the Fund holding a more limited number of securities. As a result, each investment has a greater effect on the Fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in the Fund. Additionally, the Fund generally rebalances and reconstitutes its portfolio in accordance with the Underlying Index and, therefore, any changes to the Underlying Index’s rebalance or reconstitution schedule will typically result in corresponding changes to the Fund’s rebalance or reconstitution schedule.
Stratified Sampling Risk. By utilizing a stratified sampling approach, the Fund faces the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Underlying Index, thereby increasing tracking error. Additionally, the use of a stratified sampling approach may result in the Fund holding a smaller number of securities than the Underlying Index and, as a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index.
Market Events Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, natural disasters, changes in trade regulation, economic sanctions, imposition of tariffs or other events could have a significant impact on the Fund, its investments and the trading of its Shares.
Concentration Risk. A fund concentrated in an industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry or group of related industries may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
Derivatives Risk. A derivative instrument derives its value from an underlying security, currency, commodity, interest rate, index or other asset (collectively, “underlying asset”). The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in the underlying assets, including counterparty, leverage and liquidity risks. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful.
•Futures Contracts Risk.  Exchange-traded futures contracts are a type of derivative, which call for the future delivery of an asset, or cash settlement, at a certain stated price on a specified future date. Futures contracts involve the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV.
Active and Frequent Trading Risk. Active and frequent trading of portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities, and may also result in higher taxes if Shares are held in a taxable account.

Index Correlation Risk. While the Adviser seeks to track the performance of the Underlying Index closely (i.e., to achieve a high degree of correlation with the Underlying Index), the Fund’s returns may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and/or operational inefficiencies.
Index Calculation Risk. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Fund, the Index Provider, the Adviser, the Underlying Index calculation agent and any of their respective affiliates cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers at any particular time.
Affiliated Index Provider Risk. The Index Provider is an affiliated person of the Adviser, which poses the appearance of a conflict of interest. For example, a potential conflict could arise if the Adviser, as an affiliate of the Index Provider, were to exercise undue influence with respect to regular and/or extraordinary updates to the methodology or composition of the Underlying Index, including in a manner that might improve the apparent performance of the Fund relative to the performance of the Underlying Index. Additionally, potential conflicts could arise to the extent that portfolio managers of the Adviser become aware of contemplated methodology changes or rebalance activity prior to disclosure to the public, which could facilitate “front running” on behalf of other funds or accounts managed by the Adviser with similar exposure. Although the Adviser and the Index Provider have taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and the implementation of informational barriers designed to minimize the potential for the misuse of information about the Underlying Index), there can be no assurance that such measures will be successful.
ETF Risk. As an ETF, the Fund is subject to the following risks:
•Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV and possibly face delisting.
•Flash Crash Risk. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.
•Large Shareholder Risk. Certain shareholders, including the Adviser or its affiliates, or groups of related shareholders, such as those investing through one or more model portfolios, may own a substantial amount of the Shares. The disposition of Shares by large shareholders resulting in redemptions through or by APs could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.
•Premium-Discount Risk. Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The market prices of Shares will generally fluctuate in accordance with changes in NAV, changes in the relative supply of, and demand for, Shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
•Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance as of December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with a broad measure of market performance and the index the Fund seeks to track, in that order.
Effective June 6, 2025, the Underlying Index implemented a change to its rules-based methodology, which resulted in corresponding changes to the Fund’s principal investment strategy (the “Repositioning”). In connection with the Repositioning, the Fund transitioned from a tactical high yield bond strategy, which previously allocated between high yield bond ETFs and intermediate U.S. Treasury ETFs, to a tactical intermediate core-plus bond strategy that employs a trend-following system. Accordingly, performance of the Fund and Underlying Index shown prior to June 6, 2025 reflects the Fund’s and Underlying Index’s prior principal investment strategy and methodology, respectively; the Fund’s and Underlying Index’s performance would have differed if the Fund’s and Underlying Index’s current principal investment strategy and methodology, respectively, had been in place.
The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.abacusfcf.com.
Calendar Year Total Returns

20%
10%
0%
-10%
-20%
-30%
1.28%
-14.40%
7.71%
5.32%
2021
2022
2023
2024

For the year-to-date period ended September 30, 2025, the Fund’s total return was 6.57%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 5.72% for the quarter ended December 31, 2023, and the lowest quarterly return was -6.90% for the quarter ended June 30, 2022.
Average Annual Total Returns
For the Period Ended December 31, 2024

Abacus Flexible Bond Leaders ETF	1 Year	Since Inception (12/7/2020)
Return Before Taxes	5.32%	-0.17%
Return After Taxes on Distributions	-0.52%	-2.69%
Return After Taxes on Distributions and Sale of Shares	3.12%	-1.17%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-2.06%
Abacus Flexible Bond Leaders Index[1] (reflects no deduction for fees, expenses or taxes)	4.20%	-0.88%

1.Because the Underlying Index did not reposition until June 6, 2025, which is after the date of the Average Annual Total Returns presented above, the information provided is for the Underlying Index prior to the Repositioning, which was formerly known as the Abacus Tactical High Yield Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-advantaged arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Investment Adviser
Abacus FCF Advisors LLC serves as the investment adviser of the Fund.
Portfolio Managers
Vince (Qijun) Chen, CFA, Vice President of Public Equity & Portfolio Management of Abacus Global Management, Inc., the parent company of the Adviser (“Abacus”), and Portfolio Manager of the Adviser, Fei Xue, Vice President of ABL Wealth Advisors, LLC, a subsidiary of Abacus and an affiliate of the Adviser, (“ABL Wealth”), and Tom MacDonald, Financial Analyst at ABL Wealth, each serve the Fund as a portfolio manager and have served in such role since December 2024. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.abacusfcf.com.
Tax Information
Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions reported by the Fund as “capital gain dividends” are taxed to you as long-term capital gains, and distributions may also be subject to state and/or local taxes. Fund distributions generally are not taxable to you if you are investing through a tax-advantaged retirement plan account or you are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or its affiliates or related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.